Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Protective Insurance Corporation (the "Company") on Form 10-K for the annual period ending December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Jeremy D. Edgecliffe-Johnson, Chief Executive Officer of the Company, and John R. Barnett, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeremy D. Edgecliffe-Johnson
Jeremy D. Edgecliffe-Johnson
Chief Executive Officer
March 11, 2021

/s/ John R. Barnett
John R. Barnett
Chief Financial Officer
March 11, 2021